Exhibit 99.2 Q4 & FY 2022 Financial Results Apollo Commercial Real Estate Finance, Inc. February 2023 Unless otherwise noted, information as of December 31, 2022 It should not be assumed that investments made in the future will be profitable or will equal the performance of the investments shown in this document.

Forward Looking Statements and Other Disclosures This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (the “Company,” “ARI,” “we,” “us” and “our”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: the macro- and micro-economic impact of the coronavirus (“COVID-19”) pandemic; increasing interest rates and inflation; market trends in our industry, real estate values, the debt securities markets or the general economy; ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the timing and amounts of expected future fundings of unfunded commitments; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the year ended December 31, 2022 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings and Distributable Earnings per share. Please refer to page 23 for a definition of “Distributable Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on page 22. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. Unless the context requires otherwise, references in this presentation to “Apollo” refer to Apollo Global Management, Inc., together with its subsidiaries, and references in this presentation to the “Manager” refer to ACREFI Management, LLC, an indirect subsidiary of Apollo Global Management, Inc. Private and Confidential 2

ARI Highlights 1,a 1,a 2022 Distributable Earnings Q4’22 Distributable Earnings Well Covered Dividend $1.54 $0.48 1.10x 1 1 b Distributable Earnings per Diluted Share of Distributable Earnings per Diluted Share of Coverage Ratio for Dividend per Share of Common Stock Common Stock Common Stock Durable Balance Sheet 2022 Growth Well-Positioned for Rising Interest Rates $1.0 Billion $3.7 Billion 98% 3 of Unencumbered Loan Assets of Loan Originations Percentage of Portfolio Consisting of Floating Rate Loans a) Amount reflects Distributable Earnings, prior to realized gains (losses) and impairments on real estate owned and investments Private and Confidential 3 b) Ratio reflects Distributable Earnings, prior to realized gains (losses) and impairments on real estate owned and investments to dividends declared in 2022 See footnotes on page 23

APOLLO

Summary Results

Financial Results

- Net interest income of **$242 million** for 2022**; $69 million** in Q4
- Net income available to common stockholders of **$253 million**, or **$1.68** per diluted share of common stock for 2022; $7 million loss, or ($0.06) per diluted share of common stock for Q4
- Distributable Earnings[1,a] of **$221 million**, or **$1.54** per diluted share of common stock for 2022; **$69 million**, or **$0.48** per diluted share of common stock in Q4
- Declared common stock dividends of **$1.40** per share in 2022, which implies a dividend yield[4] of **11.4%**
  - **1.10x** dividend coverage ratio[b]

Investments

- Committed **$3.7 billion** ($3.0 billion funded at close) of new commitments during 2022; **$243 million** ($229 million funded at close) during Q4
- Gross add-on fundings[5] of **$597 million** during 2022; **$148 million** in Q4
- Received **$2.2 billion** of loan repayments during 2022; **$703 million** in Q4

Loan Portfolio

- Total loan portfolio of **$8.7 billion** with w/a unlevered all-in yield[6,c] of **7.6%**
  - **93%** first mortgages
  - **98%** floating rate
- Weighted-average risk rating of 3.0
- Recorded a net increase to our Specific CECL allowance of $14.5 million during Q4, resulting in a $0.10 decrease to book value per share. The net increase was primarily attributable to i) a $36.5 million allowance on a mezzanine loan secured by our interest in an ultra-luxury residential property in Manhattan, NY, and ii) $24.9 million of write-offs of previously recorded Specific CECL allowances related to two of our first mortgage loans.

Capitalization

- Ended year with total common equity book value of **$2.2 billion[7]**
- Ended year with **$232 million[e]** of total liquidity and **$1.0 billion[3]** of unencumbered loan assets

a) Amount reflects Distributable Earnings, prior to realized gains (losses) and impairments on real estate owned and investments
b) Ratio reflects Distributable Earnings, prior to realized gains (losses) and impairments on real estate owned to dividends declared in 2022
c) Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD
d) Reflects book value per share (excluding General CECL Allowance and depreciation) of $15.78 multiplied by shares of common stock outstanding
e) Includes cash, loan proceeds held by servicer, and available leverage on our secured debt arrangements

See footnotes on page 23

Private and Confidential 4

APOLLO

Q4 Business Update

New Commitments

- Provided **$133 million** ($119 million funded at close) of seller financing in the form of a floating-rate first mortgage, with a 60% LTC, in conjunction with the sale of an urban pre-development property in Miami, FL
- Committed **$110 million** ($100 million after $10 million repayment received subsequent to year-end) to a floating-rate first mortgage in conjunction with the recapitalization of our $184 million ($120 million at time of recapitalization) first mortgage secured by an office property in Chicago, IL

Repayments

- Total Q4 repayments of **$703 million** (including $209 million of full satisfactions of three commercial mortgage loans and one subordinate loan, $110 million related to a recapitalization, $39 million in conjunction with a loan modification, and $179 million in conjunction with resolution of one of our focus assets)


Healthcare
6%
Office
33%
Urban
Predevelopment
25%
Other[a]
10%
Hotel
10%
Residential
16%


West
5%
Other[b]
2%
United Kingdom
8%
Southeast
35%
Midwest
20%
New York City
30%

Subsequent Events

- Amended our master repurchase agreement with Deutsche Bank that allows us to extend the facility by twenty-four months to March 31, 2026
- Completed approximately **$51 million**[5] of gross add-on fundings
- Capitalized an additional **$9.3 million** of construction and financing costs related to our real estate owned, held for investment
- Received **£72 million** ($88 million assuming conversion to USD) repayment of first mortgage loan secured by an office property in London, U.K., and accrued default interest
- Received **$23 million** in partial repayments, including **~$11 million** from condo sales

a) Other property types include Industrial (5%), Retail (3%), and Mixed Use (2%)
b) Other geography types include Southwest (1%), Northeast (<1%), Germany (<1%), and Mid-Atlantic (<1%)
See footnotes on page 23

Private and Confidential 5

Portfolio Activity Q4 Portfolio Activity YTD Portfolio Activity ($ in mm) 11% YoY Portfolio Growth a a 8 9 8 Origination Key Highlights Q4’22 $245 million 100% 10.3% 33% 2022 $3.7 billion 100% 8.6% 46% New Commitments to Floating Rate Weighted Average Weighted Average b c Mortgage Loans Mortgages Unlevered All-in Yield Loan-to-Value a) Foreign exchange (“FX”) gains and losses are offset by gains and losses on related secured debt arrangements and forward currency contracts economically hedging related cashflows of non-U.S. denominated currencies b) Includes benefit of forward points on currency hedges related to loans denominated in currencies other than USD; Weighted Average Unlevered All-in Yield is based on the applicable benchmark rates as of period end and includes accrual of origination, and extension fees Private and Confidential 6 c) Represents as-stabilized loan-to-value based on fully funded principal See footnotes on page 23

Per Share Overview 1,a Distributable Earnings per Share 10 Book Value per Share 1,a 10 Book Value per Share Roll Forward General CECL BVPS excl. General CECL BVPS Allowance & Depreciation Allowance & Depreciation December 31, 2021 $15.19 ($0.28) $15.47 (+) Earnings in excess of dividends $0.15 - $0.15 (+) Net realized gain on investments $0.13 - $0.13 b (+) Net gain on currency and interest hedges $0.09 - $0.09 (+) Change in Specific CECL Allowance $0.08 - $0.08 General CECL Allowance & Depreciation § BVPS Post-General CECL Allowance & Depreciation (+) Change in General CECL Allowance & Depreciation $0.04 $0.04 -§ 11 (-) Adoption of ASU 2020-06 ($0.02) - ($0.02) (-) Vesting and delivery of RSUs ($0.12) - ($0.12) 9 Change during period $0.35 $0.04 $0.31 December 31, 2022 $15.54 ($0.24) $15.78 a) Amount reflects Distributable Earnings, prior to realized gains (losses) and impairments on real estate owned and investments Private and Confidential 7 b) Includes net unrealized gain on forward currency contracts and interest hedges and realized gain on forward currency contracts related to principal outside impact of forward points See footnotes on page 23

APOLLO

Capital Structure Overview

Capital Structure Composition

($ in mm)


$5,309 (57%)
Secured Debt Obligations[a,b]
$165 (2%)
Debt Related to Real Estate Owned
Term Loan B $777 (8%)
Senior Notes $500 (5%)
$1,277 (13%)
$230 (2%)
Convertible Notes
$169 (2%)
Preferred Stock
$2,219 (24%)
Common Equity Book Value[c]

Conservative Capital Management Strategy

- Eight Secured Debt Counterparties and One Private Securitization
- Added Two New Secured Debt Counterparties and closed new construction financing for the real estate owned
- Borrowings denominated in USD, GBP, EUR, and SEK to reduce currency risk
- ~69% Weighted Average Available Advance Rate[d] Across Secured Debt Obligations
- 2.8x Debt to Equity Ratio[12]
- 1.8x Fixed Charge Coverage[13]
- Repaid $345 million of Convertible Notes
- $1.0 Billion of Unencumbered Loan Assets[3]

a) Weighted-average rates of applicable benchmark rates and credit spread adjustments plus spreads of USD: +2.28% / GBP: +2.02% / EUR: +1.54% / SEK: +1.50%
b) Our secured credit facilities do not contain capital markets-based mark-to-market provisions.
c) Reflects book value per share (excluding General CECL Allowance and depreciation) of $15.78 multiplied by shares of common stock outstanding
d) Based on maximum available advance rates across secured debt counterparties

See footnotes on page 23

Private and Confidential 8

Loan Portfolio Overview W/A Unlevered All-in Yield Number of Loans Carrying Value 6,a on Loan Portfolio 61 $8.7 billion % 7.6 W/A Remaining Fully-Extended 14 14,b W/A Portfolio Risk Rating W/A Portfolio Loan-to-Value 14,17 Term 3.0 59% 2.8 Years Collateral Diversification Loan Position 15 a) Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD b) Weighted average loan-to-value (“LTV”) reflects the LTV at the time the loan was originated; excludes risk-rated 5 loans Private and Confidential 9 c) Other property types include: Parking Garages (3%), Caravan Parks (2%), and Urban Predevelopment (1%) See footnotes on page 23

APOLLO

Loan Portfolio Overview (cont'd)

($ in mm) Property Type	United Kingdom	New York City	Other Europe	Southeast	Midwest	West	Northeast	Other[a]	Total[9]
Hotel	$165 / 2%	$146 / 2%	$667 / 8%	$443 / 5%	$62 / 1%	$442 / 5%	$8 / 0%	$183 / 2%	$2,117 / 24%
Office	474 / 5%	454 / 5%	545 / 6%	-	198 / 2%	-	-	-	1,671 / 19%
Residential	0 / 2%	958 / 12%	-	30 / 0%	0 / 1%	0 / 1%	58 / 1%	0 / 0%	1,538 / 18%
Retail	844 / 10%	249 / 3%	34 / 0%	15 / 0%	100 / 1%	86 / 1%	-	37 / 0%	1,365 / 16%
Healthcare	153 / 2%	-	-	12 / 0%	17 / 0%	5 / 0%	371 / 4%	16 / 0%	575 / 7%
Mixed Use	424 / 5%	135 / 2%	-	-	-	-	-	-	560 / 6%
Industrial	-	-	297 / 3%	-	-	-	-	-	297 / 3%
Other[b]	198 / 2%	-	-	133 / 2%	132 / 2%	-	40 / 0%	82 / 1%	586 / 7%
Total[9,16]	**$2,471 / 28%**	**$2,049 / 24%**	**$1,542 / 18%**	**$643 / 7%**	**$593 / 7%**	**$584 / 7%**	**$478 / 5%**	**$349 / 4%**	**$8,708 / 100%**
General CECL Reserve									($26)
Carrying value, net[9]									**$8,682**

Collateral Diversification


West 7%
Midwest 7%
Northeast 5%
New York City 24%
Southeast 7%


United Kingdom 28%
Sweden 3%
Germany 5%
Spain 4%
Italy 5%

a) Other geographies include Southwest (2%), Mid-Atlantic (1%), and Other (<1%)
b) Other property types include Parking Garages (3%), Caravan Parks (2%) and Urban Predevelopment (1%)
Note: Map does not show locations where percentages are 2% or lower
See footnotes on page 23

Private and Confidential 10

European Loan Portfolio Overview W W/ /A A U Un nl le ev ve er re ed d A Al ll l- -i in n Y Yi ie el ld d o on n Number of Loans Carrying Value 6,14 Loan Portfolio 22 $4.0 Billion 6.9% 14,a Floating Rate First Mortgage W/A Loan-to-Value 100% 100% 62% Caravan Parks Sweden Residential 5% 6% Germany 5% 11% Industrial Office 7% 25% Ireland 2% Mixed Use Spain 11% 8% United Kingdom Healthcare 62% Italy 4% 12% Hotel 21% Retail 22% Top 5 European Sponsors ($ in mm) Number Current Amortized Property Types Location Sponsor of Deals Commitment Cost Office/Hotel/Industrial/ United Kingdom/Spain/ Blackstone Group 5 $1,183 $1,126 Residential/Caravan Parks Germany/Sweden Orion Capital Managers 2 637 202 Office United Kingdom/Italy LaSalle Investment Management 1 443 407 Retail United Kingdom M7 Real Estate/Oxford Properties 1 395 392 Retail United Kingdom Henderson Park 2 382 362 Hotel/Office United Kingdom/Ireland/Italy Total 11 $3,040 $2,489 Private and Confidential 11 a) Weighted average loan-to-value (“LTV”) reflects the LTV at the time the loan was originated See footnotes on page 23

APOLLO

Mitigating Foreign Exchange Risk

ARI is well-positioned for fluctuating foreign exchange rates due to several risk mitigating steps we have taken to structure and fund our non-US loan portfolio and associated secured financing facilities

Foreign Exchange Rate Change (Local/USD)



1.35x
1.14x
0.11x
1.31x
1.11x
0.11x
1.22x
1.05x
0.11x
1.12x
0.98x
0.10x
1.21x
1.07x
0.09x
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
GBP
EUR
SEK

% FX Change YoY

- GBP: (11%)
- EUR: (6%)
- SEK: (13%)

Mitigating Foreign Exchange Risk

- Secured debt arrangements are structured in local currency thereby reducing FX exposure to our net equity on foreign loans. As of December 31, 2022, the percentage of net equity to total foreign denominated carrying value was 30%, or $1.2 billion
  - 70% weighted average advance on total foreign loan portfolio
  - 74%[a] weighted average advance on foreign loans with secured debt financing
- Net equity and net interest income of foreign loans are economically hedged through forward currency contracts
  - Forward point impact on forward currency contracts resulted in a $1.0 million realized gain in Q4 2022

Foreign Loan Capital Stack



($ in mm)
$4,002
$2,802
$1,200
70%
Offset by local currency denominated secured debt arrangements
30%
Hedged with forward currency contracts
Net Equity
Secured Debt

Q4 Change in Unrealized Gain (Loss) on Net Equity

($ in mm)	As of December 31, 2022			Q4 2022 Net
Currency	Carrying Value[b]	Secured Debt	Net Equity	Unrealized Gain[c]
GBP	$2,463	($1,751)	**$712**	**$55**
EUR	$1,292	($852)	**$439**	**$36**
SEK	$246	($198)	**$47**	**$3**
Total	**$4,000**	**($2,802)**	**$1,198**	**$94**
Change in unrealized gain (loss) on forward contracts[d]				**($94)**

a) Weighted average advance based on carrying value of first mortgage loans with secured debt financing
b) Carrying value includes all commercial mortgage and subordinate loans denominated in foreign currencies with or without secured debt financing
c) Represents change in unrealized gain (losses) on foreign loans of $312 million net of unrealized losses of ($218) million on respective foreign secured debt arrangements for the quarter ended December 31, 2022
d) Represents net change in unrealized gain (loss) on forward contracts for the quarter ended December 31, 2022, excluding gains (losses) on forward currency contracts economically hedging foreign currency interest

See footnotes on page 23

Private and Confidential 12

Loan Maturities and Future Funding Profile 17,18,19 Fully-Extended Loan Maturities and Expected Future Fundings by Net Equity ($ in mm) a a 20,b Net Interest Income Sensitivity to Benchmark Rates Benchmark Rates Index 31-Dec 7-Feb USD 1M 4.39% 4.58% SOFR 1M 4.36% 4.57% EURIBOR 2.13% 2.60% SONIA ON 3.43% 3.93% Note: Assumes future financing, in certain cases, against mortgages that are not currently financed. There is no assurance such future financing against mortgages that are not currently financed will occur a) Net of expected secured credit facility advances Private and Confidential 13 b) Reflects incremental increases in respective benchmark rates as of December 31, 2022 (USD LIBOR 1 month: 4.392%, SOFR 1 month: 4.358%, EURIBOR 2.132% and SONIA ON: 3.428% adjusted for compounding See footnotes on page 23

Senior Loan Portfolio (1 of 4) ($ in mm) Origination Amortized Unfunded Construction 3rd Party Fully-extended 14,17 Location Hotel Date Cost Commitments Loan Subordinate Debt Maturity Various, Spain Loan 1 10/2019 $334 $28 Y 08/2024 Various, UK/Ireland Loan 2 11/2021 205 17 Y 11/2026 Napa Valley, CA Loan 3 05/2022 179 25 Y 06/2027 Various, US Loan 4 07/2021 156 24 08/2026 St. Thomas, USVI Loan 5 11/2021 150 14 12/2026 Manhattan, NY Loan 6 09/2015 146 - 06/2024 Honolulu, HI Loan 7 04/2018 143 - 04/2023 Puglia, Italy Loan 8 08/2019 128 - 08/2024 New Orleans, LA Loan 9 10/2021 99 - 11/2026 21,a Atlanta, GA Loan 10 03/2017 98 - 10/2022 Rome, Italy Loan 11 06/2022 96 - 06/2025 Vail, CO Loan 12 11/2018 90 - 12/2023 Tucson, AZ Loan 13 12/2019 60 - 01/2025 Loan 14 05/2019 52 - 06/2024 Chicago, IL Lake Como, Italy Loan 15 10/2021 45 40 10/2026 Loan 16 12/2015 42 - 08/2024 St. Thomas, USVI Pittsburgh, PA Loan 17 02/2018 27 - 11/2024 Loan 18 12/2021 24 32 06/2025 Dublin, Ireland Subtotal/W.A. - Hotel $2,074 $180 Private and Confidential 14 a) Loan went into maturity default during the fourth quarter of 2022 See footnotes on page 23

Senior Loan Portfolio (2 of 4) ($ in mm) Origination Amortized Unfunded Construction 3rd Party Fully-extended 14,17 Location Office Date Cost Commitments Loan Subordinate Debt Maturity Long Island City, NY Loan 19 01/2020 $229 $62 Y 02/2025 Manhattan, NY Loan 20 03/2022 225 40 Y 04/2027 Berlin, Germany Loan 21 06/2019 205 9 08/2026 London, UK Loan 22 02/2020 204 - 02/2025 London, UK Loan 23 02/2022 158 397 Y 02/2027 Milan, Italy Loan 24 02/2022 157 - 06/2025 a London, UK Loan 25 12/2017 113 - Y 12/2022 Loan 26 11/2022 106 - 01/2025 Chicago, IL Chicago, IL Loan 27 03/2018 84 - Y 07/2023 Loan 28 11/2021 45 32 11/2025 Milan, Italy Y Subtotal/W.A. - Office $1,526 $540 Retail Various, UK Loan 29 04/2022 $452 $36 04/2027 Various, UK Loan 30 10/2021 392 - 10/2026 Manhattan, NY Loan 31 08/2019 249 - Y 09/2025 Various, US Loan 32 05/2022 139 - 06/2027 21 Cincinnati, OH Loan 33 11/2014 100 - 09/2023 Subtotal/W.A. - Retail $1,332 $36 Private and Confidential 15 a) Includes £20.8 ($25.1 million converted to USD) of a subordinate participation sold accounted for as secured borrowing. Loan went into maturity default during the fourth quarter of 2022 and was subsequently paid off in January 2023. See footnotes on page 23

Senior Loan Portfolio (3 of 4) ($ in mm) Origination Amortized Unfunded Construction 3rd Party Fully-extended 14,17 Location Residential Date Cost Commitments Loan Subordinate Debt Maturity 22 Manhattan, NY Loan 34 08/2022 $274 - 09/2024 Various, UK Loan 35 12/2021 211 16 12/2026 a Manhattan, NY Loan 36 12/2018 136 - Y 01/2023 Manhattan, NY Loan 37 05/2022 89 4 06/2027 Manhattan, NY Loan 38 12/2021 85 22 01/2027 Cleveland, OH Loan 39 05/2021 82 - Y 05/2026 Various Loan 40 04/2014 59 - 07/2023 Loan 41 12/2019 58 7 11/2025 Boston, MA Y Various, US Loan 42 11/2014 50 - 06/2023 Loan 43 12/2021 30 - 01/2026 Hallandale Beach, FL Y Subtotal/W.A. - Residential $1,074 $49 Mixed Use London, UK Loan 44 12/2019 $305 $96 Y Y 06/2025 Brooklyn, NY Loan 45 03/2022 135 41 Y 03/2027 London, UK Loan 46 06/2022 78 50 Y Y 06/2026 London, UK Loan 47 12/2019 42 - 09/2023 Subtotal/W.A. - Mixed Use $560 $187 Private and Confidential 16 a) Currently in negotiations with borrower to provide short term extension. See footnotes on page 23

Senior Loan Portfolio (4 of 4) ($ in mm) Origination Amortized Unfunded Construction 3rd Party Fully-extended 14,17 Location Healthcare Date Cost Commitments Loan Subordinate Debt Maturity Various, MA Loan 48 03/2022 $371 - 03/2027 Various, UK Loan 49 10/2019 153 - 10/2024 Subtotal/W.A. - Healthcare $524 - Other Various, US Loan 50 - Parking Garages 05/2021 $270 $5 05/2026 Various, Sweden Loan 51 - Industrial 03/2021 246 - 05/2026 a Various, Germany Loan 52 - Portfolio 06/2021 222 22 06/2026 Loan 53 - Caravan Parks 02/2021 198 - 02/2028 Various, UK Miami, FL Loan 54 - Urban Predevelopment 12/2022 118 14 01/2025 Subtotal/W.A. - Other $1,054 $41 9 Subtotal/W.A. - First Mortgage $8,144 $1,033 2.9 Years Private and Confidential 17 a) Includes portfolio of office, industrial, and retail property types See footnotes on page 23

Subordinate Loan Portfolio ($ in mm) Origination Amortized Unfunded Construction 3rd Party Fully-extended 14,17 Location Residential Date Cost Commitments Loan Subordinate Debt Maturity 22 Manhattan, NY Loan 55 05/2020 $255 - Y 09/2024 22 Manhattan, NY Loan 56 06/2015 192 9 Y 09/2024 21,22 Manhattan, NY Loan 57 11/2017 15 - Y 09/2024 Subtotal/W.A. - Residential $462 $9 Other a Various, US Loan 58 - Healthcare 07/2019 $51 - Y 06/2024 Phoenix, AZ Loan 59 - Hotel 06/2015 23 - 07/2025 Las Vegas, NV Loan 60 - Hotel 06/2018 20 - 06/2023 Troy, MI Loan 61 - Office 08/2017 8 - 09/2024 Subtotal/W.A. - Other $102 - 9 Total/W.A. - Subordinate $564 $9 1.6 Years 9,16 Total/W.A. - Portfolio $8,708 $1,042 2.8 Years General CECL Reserve ($26) 9 Total Carrying value, net $8,682 Private and Confidential 18 a) In the form of a single-asset, single-borrower CMBS See footnotes on page 23

Appendix - Consolidated Balance Sheets - Consolidated Statement of Operations - Reconciliation of GAAP Net Income to Distributable Earnings Private and Confidential 19

Consolidated Balance Sheets (in thousands - except share data) December 31, 2022 December 31, 2021 Assets: Cash and cash equivalents $222,030 $343,106 a,c Commercial mortgage loans, net 8,121,109 7,012,312 b,c 560,881 844,948 Subordinate loans and other lending assets, net 302,688 151,788 Real estate owned, held for investment, net (net of $2,645 accumulated depreciation in 2021) 162,397 - Assets related to real estate owned, held for sale 128,640 16,788 Derivative assets, net 70,607 47,753 Other assets Total Assets $9,568,352 $8,416,695 Liabilities and Stockholders' Equity Liabilities: $5,296,825 $4,150,268 Secured debt arrangements, net 763,813 768,325 Senior secured term loan, net 494,844 494,051 Senior secured notes, net 229,361 569,979 Convertible senior notes, net d Accounts payable, accrued expenses and other liabilities 227,360 102,609 160,294 - Debt related to real estate owned, held for investment, net 25,130 27,064 Participations sold Payable to related party 9,728 9,773 Liabilities related to real estate owned, held for sale 6,493 - $7,213,848 $6,122,069 Total Liabilities - - Commitments and Contingencies Stockholders’ Equity: $68 $68 Preferred stock, $0.01 par value, 50,000,000 shares authorized, Series B-1, 6,770,393 shares issued and outstanding ($169,260 liquidation preference) in 2022 and 2021 Common stock, $0.01 par value, 450,000,000 shares authorized, 140,595,995 and 139,894,060 shares issued and outstanding in 2022 and 2021, respectively 1,406 1,399 Additional paid-in-capital 2,716,907 2,721,042 Accumulated deficit (363,877) (427,883) $2,354,504 $2,294,626 Total Stockholders’ Equity Total Liabilities and Stockholders’ Equity $9,568,352 $8,416,695 a) Includes $7,482,658 and $5,957,707 pledged as collateral under secured debt arrangements in 2022 and 2021, respectively. b) Includes $191,608 and $0 pledged as collateral under secured debt arrangements in 2022 and 2021, respectively. c) Net of $159,724 and $178,588 CECL Allowances in 2022 and 2021, respectively, comprised of $133,500 and $145,000 Specific CECL Allowance and $26,224 and $33,588 General CECL Allowance, respectively. Private and Confidential 20 d) Includes $4,347 and $3,106 of General CECL Allowance related to unfunded commitments on commercial mortgage loans, subordinate loans and other lending assets, net in 2022 and 2021, respectively. See footnotes on page 23

Consolidated Statement of Operations (in thousands - except share and per share data) Three months Ended December 31, Year Ended December 31, 2022 2021 2022 2021 Net interest income: Interest income from commercial mortgage loans $151, 882 $85,595 $456,513 $327,702 Interest income from subordinate loans and other lending assets 11,871 18,343 55,590 100,413 Interest expense (94,582) (44,730) (270,525) (162,522) Net interest income $69,171 $59,208 $241,578 $265,593 Revenue from real estate owned operations 19,964 11,647 62,062 18,917 Total net revenue $89,135 $70,855 $303,640 $284,510 Operating expenses: General and administrative expenses (includes equity-based compensation of $4,518 and $18,252 in 2022 and $4,089 and $17,633 in 2021, ($8,161) ($8,610) ($29,662) ($28,854) respectively) Management fees to related party (9,714) (9,773) (38,419) (38,160) Operating expenses related to real estate owned (16,274) (11,015) (52,368) (19,923) Depreciation and amortization on real estate owned — (1,097) (704) (2,645) Total operating expenses ($34,149) ($30,495) ($121,153) ($89,573) Other income $2,142 $36 $2,494 $3,821 Realized gain (loss) on investments (24,894) (767) 18,683 (20,767) Decrease (increase) in current expected credit loss allowance, net (20,274 (1,817) 17,623 34,773 ) Realized losses and impairments on real estate owned — - — (550) (3,879 Foreign currency translation gain (loss) 93,740 ) (116,399) (31,687) Gain (loss) on foreign currency forward contracts (includes unrealized gains (losses) of ($117,464) and $104,159 in 2022 and $5,857 and (110,246) 2,021 146,981 41,674 $46,714 in 2021, respectively) Gain (loss) on interest rate hedging instruments (includes unrealized gains (losses) of ($3,116) and $7,692 in 2022, and ($1,143) and $1,314 in 560 (1,143) 13,363 1,314 2021, respectively Net income (loss) ($3,986) $37,097 $265,232 $223,515 Preferred dividends (3,068) (3,068) (12,272) (12,964) Net income (loss) available to common stockholders ($7,054) $34,029 $252,960 $210,551 Net income (loss) per basic share of common stock ($0.06) $0.23 $1.77 $1.48 Net income per diluted share of common stock ($0.06) $0.23 $1.68 $1.46 Basic weighted-average shares of common stock outstanding 140,595,955 139,894,060 140,534,635 139,869,244 Diluted weighted-average shares of common stock outstanding 140,595,955 142,391,653 165,504,660 168,402,515 Dividend declared per share of common stock $0.35 $0.35 $1.40 $1.40 Private and Confidential 21 See footnotes on page 23

1 Reconciliation of GAAP Net Income to Distributable Earnings (in thousands - except share and per share data) Three Months Ended December 31, Year Ended December 31, 1 Distributable Earnings : 2022 2021 2022 2021 Net income (loss) available to common stockholders: $(7,054) $43,029 $252,960 $210,551 Adjustments: Equity-based compensation expense 4,518 4,484 18,252 17,633 (Gain) loss on foreign currency forwards 110,246 (2,021) (146,981) (41,674) Foreign currency (gain) loss, net (93,740) 3,879 116,399 31,687 ) Unrealized (gain) loss on interest rate cap 3,116 (1,143 (7,692) (1,314) Realized gains (losses) relating to interest income on foreign currency hedges, net 6,060 216 14,080 (1,342) Realized gains relating to forward points on foreign currency hedges, net 1,028 1,869 9,195 1,994 Amortization of the convertible senior notes related to equity reclassification — 836 — 3,272 Depreciation and amortization on real estate owned — 1,097 704 2,645 Increase (decrease) in current expected credit loss allowance, net 20,274 1,817 (17,623) (34,773) Realized (gain) losses and impairments on real estate owned and investments 24,894 767 (18,683) 21,317 Total adjustments 76,396 11,801 (32,349) (555) 1 Distributable Earnings prior to realized gains, losses and impairments on real estate owned and investments $69,342 $45,830 $220,611 $209,996 Realized gain (losses) and impairments on real estate owned and investments (24,894) (767) 18,863 (21,317) 1 Distributable Earnings $44,448 $45,063 $239,294 $188,679 1 Weighted-average diluted shares – Distributable Earnings Weighted-average diluted shares – GAAP 140,595,955 139,894,060 165,504,660 168,402,515 Weighted-average unvested RSUs 2,581,473 2,497,593 — 2,456,409 Reversal of hypothetical conversion of the Notes — — (22,314,191) (28,533,271) 1 Weighted-average diluted shares – Distributable Earnings 143,117,708 142,391,653 143,190,469 142,325,653 1 Diluted Distributable Earnings per share prior to realized gains, losses and impairments on real estate owned and investments $0.48 $0.32 $1.54 $1.48 1 Diluted Distributable Earnings per share of common stock $0.31 $0.32 $1.67 $1.33 Private and Confidential 22 See footnotes on page 23

Footnotes 1. Distributable Earnings is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items (including depreciation and amortization on real estate owned) included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, (v) the non-cash amortization expense related to the reclassification of a portion of our convertible senior notes to stockholders’ equity in accordance with GAAP, and (vi) provision for loan losses and impairments. Please see page 20 for a reconciliation of GAAP net income to Distributable Earnings. 2. Represents Distributable Earnings, prior to realized gains, losses and impairments on real estate owned and investments per share to dividend per share for the quarter ended December 31, 2022 3. Represents loan assets with no asset-specific financing. Pursuant to our Term Loan B agreement, we are required to maintain a ratio of total unencumbered assets to total pari-passu indebtedness of at least 2.50:1. Unencumbered assets are comprised of unencumbered loan assets, cash, other assets and residual equity interests in entities where we hold assets financed under repurchase obligations. 4. Reflects closing share price on February 7, 2023. 5. Quarterly and annual add-on fundings represent fundings committed prior to the quarter ended December 31, 2022 and prior to January 1, 2022, respectively. 6. Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of period end on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging. 7. Common equity market capitalization represents common shares outstanding multiplied by the closing stock price on December 30, 2022. 8. Other includes changes in current expected credit loss allowance, PIK interest, and the accretion of loan costs and fees. 9. Amounts and percentages may not foot due to rounding. 10. Book value per share of common stock is common stockholders’ equity divided by shares of common stock outstanding. 11. On January 1, 2022 we adopted ASU 2020-06 Debt – Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging – Contracts in Entity’s Own Equity ( ASU 2020-06 ), which no longer require the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) to be separately accounted for in a manner that reflects the issuer’s nonconvertible debt borrowing rate. Prior to the adoption of ASU 2020-06, we attributed $15.4 million of the proceeds to the equity component of the Convertible Notes ($11.0 million to the 2022 Notes and $4.4 million to the 2023 Notes), which represented the excess proceeds received over the fair value of the liability component of the Convertible Notes at the date of issuance. The equity component of the Convertible Notes had been reflected within additional paid-in capital on our condensed consolidated balance sheet until January 1, 2022 when we adopted ASU 2020-06 through the modified retrospective approach. Upon adoption we (i) reclassified $12.0 million of previously recorded amortization related to the equity component of the Convertible Notes from retained earnings to additional paid-in-capital and (ii) removed the remaining unamortized balance of $3.4 million, which increased the cost basis of convertible notes and decreased additional paid- in-capital on the condensed consolidated balance sheet. 12. Represents total debt, less cash and loan proceeds held by servicer divided by total stockholders' equity, adjusted to add back the General CECL Allowance in line with our covenants. 13. Fixed charge coverage is EBITDA divided by interest expense and preferred stock dividends. 14. Based on loan amortized cost. 15. Includes one subordinate risk retention interest in a securitization vehicle. 16. Gross of $26 million of General CECL Allowance. 17. Assumes exercise of all extension options. There is no assurance that all or any extension options will be exercised. 18. Future funding dates and amounts are based upon the Manager’s estimates, which are derived from the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect our operating results. 19. Excludes risk-rated 5 loans. 20. Any such hypothetical impact on interest rates on our variable rate borrowings does not consider the effect of any change in overall economic activity that could occur in a rising interest rate environment. Further, in the event of a change in interest rates of that magnitude, we may take actions to further mitigate our exposure to such a change. However, due to the uncertainty of the specific actions that would be taken and their possible effects, this analysis assumes no changes in our financial structure. There is no assurance that there will be no changes in our financial structure. The analysis incorporates movements in USD and GBP benchmark rates only. 21. Amortized cost for these loans is net of the recorded Specific CECL Allowances and impairments. 22. Loans are secured by the same property. Private and Confidential 23